                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 27, 1998

                             2CONNECT EXPRESS, INC.
             ------------------------------------------------------

             (Exact name of registrant as specified in its charter)

                                    FLORIDA
                        -------------------------------
                        (State or other jurisdiction of
                         incorporation or organization)


          000-22251                           65-9674664
         -----------                      ------------------
         (Commission                       I.R.S. Employer
         file number)                     Identification No.

350 Gateway Drive, Suite 101, Pompano Beach, FL              33069
-----------------------------------------------            ----------
(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code       (954) 971-3555


                                 NOT APPLICABLE
                                 --------------

              (Former name, former address and former fiscal year,
                         if changed since last report)
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Item 2. CHANGES IN CONTROL

2Connect Express, Inc. ("2Connect") entered into an agreement with Sterne, Agee & Leach, Inc. ("Sterne Agee") whereby Sterne Agee, upon consummation of the agreement shall own and control 100% of the equity of 2Connect. Also, pursuant to the agreement, effective August 27, 1998, certain employees of Sterne Agee were appointed to fill vacancies in the Board of Directors resulting in Sterne Agee effectively having control of the Board. See Item 5.

Item 5. OTHER EVENTS

On August 27, 1998, 2Connect entered into an agreement ("Agreement") with Sterne Agee, whereby Sterne Agee will, as of the Effective Date of the Plan of Reorganization of 2Connect filed with the U.S. Bankruptcy Court, Southern District of Florida, acquire out of bankruptcy 100% of the equity interests of 2Connect and 2Connect will retain the Coral Square Mall store lease and certain store fixtures. In consideration for such acquisition, Sterne Agee will make a new value contribution to the bankruptcy estate for the benefit of 2Connect's creditors in the amount of $175,000 which funds are currently in escrow. To effect this transaction and in accordance with the Plan or Reorganization, as amended on August 7, 1998, upon the Effective Date, all of the current and existing Common Stock of 2Connect will be forever extinguished and canceled and 2Connect will issue new shares of Common Stock to Sterne Agee which shall constitute 100% of the issued and outstanding shares. The Bankruptcy Court scheduled a hearing to confirm the Plan of Reorganization for October 14, 1998. The Effective Date is to occur ten days after confirmation of the Plan of Reorganization.

Also pursuant to the terms of the Agreement and effective August 27, 1998, all of the members of the Board of Directors, except for Marc D. Fishman, resigned from the Board of Directors and Mr. Fishman, as the sole remaining director, and in accordance with the Bylaws of 2Connect, appointed James S. Holbrook, Jr., Craig R. Heyward and F. Eugene Woodham, each of whom are employees of Sterne Agee, to fill three of the vacancies. The Board of Directors has further resolved to appoint James S. Holbrook, Jr. as the Chairman of the Board and, in accordance with the Bylaws of 2Connect, to designate that the Chairman of the Board is the chief executive officer of the corporation.

A copy of the Agreement is filed as Exhibit 99 hereto.

Item 6. RESIGNATION OF DIRECTORS

Pursuant to the Agreement, five out of six members of the Board of Directors resigned effective August 27, 1998. However, none resigned because of any disagreement with 2Connect. See Item 5.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)     EXHIBITS

        Exhibit 99. Agreement by and between 2Connect Express, Inc. and Sterne, Agee & Leach, Inc. dated August 27, 1998.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    2CONNECT EXPRESS, INC.
                                    --------------------------------------
                                    (Registrant)



Date: August 31, 1998               /s/ James S. Holbrook, Jr.
---------------------               ---------------------------------------
                                    James S. Holbrook, Jr., Chairman of
                                    the Board and Chief Executive Officer


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                                 EXHIBIT INDEX

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Exhibit Number               Description                             Sequentially Numbered Page
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
99                  Agreement by and between 2Connect Express,                1-10
                    Inc. and Sterne, Agee & Leach, Inc. dated
                    August 27, 1998.

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